EXHIBIT 13

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James P. Abel,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:         /s/ James P. Abel
                                    --------------------------------------------
                                                    James P. Abel
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Lawrence J. Arth

whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:        /s/ Lawrence J. Arth
                                    --------------------------------------------
                                                  Lawrence J. Arth
                                          Director, Chairman of the Board

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                   Signed:           /s/ Robert C. Barth
                            --------------------------------------------
                                           Robert C. Barth
                    Senior Vice President, Controller & Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Cook, Jr.,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
            OVERTURE Life SPVUL ........................SEC File No. 333-142485
            UNIVAR......................................SEC File No. 333-142484
            OVERTURE APPLAUSE!..........................SEC File No. 333-142486
            OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
            OVERTURE ENCORE!............................SEC File No. 333-142488
            OVERTURE BRAVO!.............................SEC File No. 333-142489
            Corporate Benefit VUL.......................SEC File No. 333-142491
            OVERTURE OVATION!...........................SEC File No. 333-142494
            OVERTURE VIVA!..............................SEC File No. 333-142490
            Protector hVUL..............................SEC File No. 333-142497
   AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
            OVERTURE Annuity............................SEC File No. 333-142500
            OVERTURE Annuity II.........................SEC File No. 333-142501
            OVERTURE Annuity III........................SEC File No. 333-142502
            OVERTURE Annuity III-Plus...................SEC File No. 333-142499
            OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
            OVERTURE ACCENT! ...........................SEC File No. 333-142504
            OVERTURE MEDLEY ............................SEC File No. 333-142483
   AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
            Allocator 2000 .............................SEC File No. 333-142495
            Regent 2000 ................................SEC File No. 333-142496
            Executive Select ...........................SEC File No. 333-142498
   AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
            Allocator 2000 Annuity .....................SEC File No. 333-142493
            Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:       /s/ William W. Cook, Jr.
                                    --------------------------------------------
                                                William W. Cook, Jr.
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Bert A. Getz,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:       /s/ Bert A. Getz
                                    --------------------------------------------
                                                    Bert A. Getz
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James R. Knapp,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:         /s/ James R. Knapp
                                    --------------------------------------------
                                                   James R. Knapp
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492


This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                         Signed:         /s/ William W. Lester
                                  --------------------------------------------
                                                William W. Lester
                                 Senior Vice President - Investments & Treasurer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Jan
M. Connolly, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                          Signed:     /s/ JoAnn M. Martin
                                   --------------------------------------------
                                                  JoAnn M. Martin
                                   Director, President & Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:        /s/ Tonn M. Ostergard
                                    --------------------------------------------
                                                  Tonn M. Ostergard
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, III,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:           /s/ Paul C. Schorr, III
                                    --------------------------------------------
                                                 Paul C. Schorr, III
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
    AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
             OVERTURE Life SPVUL ........................SEC File No. 333-142485
             UNIVAR......................................SEC File No. 333-142484
             OVERTURE APPLAUSE!..........................SEC File No. 333-142486
             OVERTURE APPLAUSE! II.......................SEC File No. 333-142487
             OVERTURE ENCORE!............................SEC File No. 333-142488
             OVERTURE BRAVO!.............................SEC File No. 333-142489
             Corporate Benefit VUL.......................SEC File No. 333-142491
             OVERTURE OVATION!...........................SEC File No. 333-142494
             OVERTURE VIVA!..............................SEC File No. 333-142490
             Protector hVUL..............................SEC File No. 333-142497
    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
             OVERTURE Annuity............................SEC File No. 333-142500
             OVERTURE Annuity II.........................SEC File No. 333-142501
             OVERTURE Annuity III........................SEC File No. 333-142502
             OVERTURE Annuity III-Plus...................SEC File No. 333-142499
             OVERTURE ACCLAIM! ..........................SEC File No. 333-142503
             OVERTURE ACCENT! ...........................SEC File No. 333-142504
             OVERTURE MEDLEY ............................SEC File No. 333-142483
    AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
             Allocator 2000 .............................SEC File No. 333-142495
             Regent 2000 ................................SEC File No. 333-142496
             Executive Select ...........................SEC File No. 333-142498
    AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
             Allocator 2000 Annuity .....................SEC File No. 333-142493
             Designer Annuity ...........................SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                           Signed:             /s/ Winston J. Wade
                                    --------------------------------------------
                                                   Winston J. Wade
                                                      Director